                                AMENDMENT NO. 19

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of June 16, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, the parties agree to amend the Agreement to revise the advisory fee for Invesco Commodities Strategy Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                            EFFECTIVE DATE OF
NAME OF FUND                                               ADVISORY AGREEMENT
------------                                               ------------------
Invesco Balanced-Risk Allocation Fund                         May 29, 2009
Invesco China Fund                                           March 31, 2006
Invesco Developing Markets Fund                             September 1, 2001
Invesco Emerging Market Local Currency Debt Fund              June 14, 2010
Invesco Global Health Care Fund                             September 1, 2001
Invesco International Total Return Fund                      March 31, 2006
Invesco Japan Fund                                           March 31, 2006
Invesco LIBOR Alpha Fund                                     March 31, 2006
Invesco Endeavor Fund                                       November 3, 2003
Invesco Global Fund                                         November 3, 2003
Invesco Small Companies Fund                                November 3, 2003
Invesco Alternative Opportunities Fund                      February 12, 2010
Invesco Commodities Strategy Fund                             June 16, 2010
Invesco FX Alpha Plus Strategy Fund                         February 12, 2010
Invesco FX Alpha Strategy Fund                              February 12, 2010

                                                                Sub-Item 77Q1(e)

Invesco Global Advantage Fund                               February 12, 2010
Invesco Global Dividend Growth Securities Fund              February 12, 2010
Invesco Health Sciences Fund                                February 12, 2010
Invesco International Growth Equity Fund                    February 12, 2010
Invesco Pacific Growth Fund                                 February 12, 2010
Invesco Van Kampen Emerging Markets Fund                    February 12, 2010
Invesco Van Kampen Global Bond Fund                         February 12, 2010
Invesco Van Kampen Global Equity Allocation Fund            February 12, 2010
Invesco Van Kampen Global Franchise Fund                    February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund    February 12, 2010
Invesco Van Kampen International Advantage Fund             February 12, 2010
Invesco Van Kampen International Growth Fund                February 12, 2010

                                                                Sub-Item 77Q1(e)

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                   ANNUAL RATE*
----------                                                   -----------
First $250 million .......................................       0.95%
Next $250 million ........................................      0.925%
Next $500 million ........................................       0.90%
Next $1.5 billion ........................................      0.875%
Next $2.5 billion ........................................       0.85%
Next $2.5 billion ........................................      0.825%
Next $2.5 billion ........................................       0.80%
Over $10 billion .........................................      0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Aim Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Aim Cayman Commodity Fund I Ltd.

                               INVESCO CHINA FUND
                         INVESCO DEVELOPING MARKETS FUND
                               INVESCO JAPAN FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million .......................................      0.935%
Next $250 million ........................................       0.91%
Next $500 million ........................................      0.885%
Next $1.5 billion ........................................       0.86%
Next $2.5 billion ........................................      0.835%
Next $2.5 billion ........................................       0.81%
Next $2.5 billion ........................................      0.785%
Over $10 billion .........................................       0.76%

                INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       0.75%
Next $500 million ........................................       0.70%
Next $500 million ........................................       0.67%
Over $1.5 billion ........................................       0.65%

                                                                Sub-Item 77Q1(e)

                         INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $350 million .......................................       0.75%
Next $350 million ........................................       0.65%
Next $1.3 billion ........................................       0.55%
Next $2 billion ..........................................       0.45%
Next $2 billion ..........................................       0.40%
Next $2 billion ..........................................      0.375%
Over $8 billion ..........................................       0.35%

                     INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million .......................................       0.65%
Next $250 million ........................................       0.59%
Next $500 million ........................................      0.565%
Next $1.5 billion ........................................       0.54%
Next $2.5 billion ........................................      0.515%
Next $5 billion ..........................................       0.49%
Over $10 billion .........................................      0.465%

                            INVESCO LIBOR ALPHA FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1 billion .........................................       0.45%
Next $4 billion ..........................................      0.425%
Over $5 billion ..........................................       0.40%

                              INVESCO ENDEAVOR FUND
                          INVESCO SMALL COMPANIES FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million .......................................      0.745%
Next $250 million ........................................       0.73%
Next $500 million ........................................      0.715%
Next $1.5 billion ........................................       0.70%
Next $2.5 billion ........................................      0.685%
Next $2.5 billion ........................................       0.67%
Next $2.5 billion ........................................      0.655%
Over $10 billion .........................................       0.64%

                                                                Sub-Item 77Q1(e)

                               INVESCO GLOBAL FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million .......................................       0.80%
Next $250 million ........................................       0.78%
Next $500 million ........................................       0.76%
Next $1.5 billion ........................................       0.74%
Next $2.5 billion ........................................       0.72%
Next $2.5 billion ........................................       0.70%
Next $2.5 billion ........................................       0.68%
Over $10 billion .........................................       0.66%

                     INVESCO ALTERNATIVE OPPORTUNITIES FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
All Assets ...............................................       0.20%

                        INVESCO COMMODITIES STRATEGY FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
All Assets ...............................................       0.50%**

** To the extent Invesco Commodities Strategy Fund invests its assets in Invesco Cayman Commodity Fund II Ltd., a direct wholly-owned subsidiary of Invesco Commodities Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Commodities Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund II Ltd.

                       INVESCO FX ALPHA PLUS STRATEGY FUND

NET ASSETS                                                   ANNUAL RATE***
----------                                                   -----------
All Assets ...............................................       1.10%

*** The base fee is adjusted upward if, during the most recent 12-month period, the Fund outperforms LIBOR plus 6.00% and adjusted downward if, during the most recent 12-month period, the Fund underperforms LIBOR minus 6.00%. The performance adjustment is 20% of the amount by which the Fund outperforms or underperforms LIBOR plus or minus 6.00%, respectively, during the applicable period. The maximum adjustment over any 12-month period is +0.55% of the Fund's average net assets over the applicable performance period.

                         INVESCO FX ALPHA STRATEGY FUND

NET ASSETS                                                   ANNUAL RATE***
----------                                                   -----------
All Assets ..............................................        0.55%

*** The base fee is adjusted upward if, during the most recent 12-month period, the Fund outperforms LIBOR plus 2.50% and adjusted downward if, during the most recent 12-month period, the Fund underperforms LIBOR minus 2.50%. The performance adjustment is 20% of the amount by which the Fund outperforms or underperforms LIBOR plus or minus 2.50%, respectively, during the applicable period. The maximum or

                                                                Sub-Item 77Q1(e)

     minimum adjustment over any 12-month period is +0.275% of the Fund's average net assets over the applicable performance period.

                          INVESCO GLOBAL ADVANTAGE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1.5 billion .......................................       0.57%
Over $1.5 billion ........................................      0.545%

                 INVESCO GLOBAL DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1 billion .........................................       0.67%
Next $500 million ........................................      0.645%
Next $1 billion ..........................................       0.62%
Next $1 billion ..........................................      0.595%
Next $1 billion ..........................................       0.57%
Over $4.5 billion ........................................      0.545%

                          INVESCO HEALTH SCIENCES FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       0.92%
Next $500 million ........................................       0.87%
Over $1 billion ..........................................      0.845%

                    INVESCO INTERNATIONAL GROWTH EQUITY FUND
                  INVESCO VAN KAMPEN INTERNATIONAL GROWTH FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1 billion .........................................       0.75%
Over $1 billion ..........................................       0.70%

                           INVESCO PACIFIC GROWTH FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1 billion .........................................       0.87%
Next $1 billion ..........................................       0.82%
Over $2 billion ..........................................       0.77%

                    INVESCO VAN KAMPEN EMERGING MARKETS FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       1.25%
Next $500 million ........................................       1.20%
Next $1.5 billion ........................................       1.15%
Over $2.5 billion ........................................       1.00%

                                                                Sub-Item 77Q1(e)

                       INVESCO VAN KAMPEN GLOBAL BOND FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................      0.625%
Next $500 million ........................................       0.60%
Next $1 billion ..........................................      0.575%
Next $1 billion ..........................................       0.55%
Over $3 billion ..........................................       0.50%

                INVESCO VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $750 million .......................................       1.00%
Next $500 million ........................................       0.95%
Over $1.25 billion .......................................       0.90%

                    INVESCO VAN KAMPEN GLOBAL FRANCHISE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       0.80%
Next $500 million ........................................       0.75%
Over $1 billion ..........................................       0.70%

            INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $750 million .......................................       0.75%
Next $750 million ........................................       0.70%
Over $1.5 billion ........................................       0.65%

                 INVESCO VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       0.90%
Next $500 million ........................................       0.85%
Over $1 billion ..........................................       0.80%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

                                                                Sub-Item 77Q1(e)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                        AIM INVESTMENT FUNDS (INVESCO INVESTMENT
                                        FUNDS)


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)


                                        INVESCO ADVISERS, INC.


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)